SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934.

       Date of Report (Date of earliest event reported): December 4, 1998
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                     SEACOAST FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as Specified in its Charter)


      Massachusetts                    000-25077             04-1659040
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(State of Incorporation)        Commission File Number      (IRS Employer
                                                         Identification Number)


 791 Purchase Street, New Bedford, Massachusetts              02740
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    (Address of Principal Executive Offices)               (Zip Code)


                                 (508) 984-6000
                         ------------------------------
                         (Registrant's Telephone Number)


                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

         On December 4, 1998, Seacoast Financial Services Corporation (the "Company") completed its acquisition of Sandwich Bancorp, Inc. ("Sandwich"). A wholly owned subsidiary of the Company was merged (the "Merger") with and into Sandwich, a one bank holding company, pursuant to an Amended and Restated Affiliation and Merger Agreement dated as of March 23, 1998 (the "Merger Agreement"). Subsequently, the bank subsidiary of each of the Company and Sandwich were also merged.

         Pursuant to the Merger Agreement, upon the effectiveness of the Merger, ("the Effective Time"), each share of common stock of Sandwich, par value $1.00 per share, issued and outstanding immediately prior to the effective time (other than 90,000 shares held by the Company and its subsidiary, Compass Bank for Savings and other than fractional shares), was converted into and became exchangeable for 6.3850 shares of the common stock, par value $.01 per share, of the Company. As required by the Merger Agreement, the exchange ratio was calculated by averaging the Nasdaq closing bid and asked prices of the Company's common stock for each of the second through the ninth trading days after consummation of the Company's initial public offering on November 20, 1998 (each day's average price referred to as the "Daily Price"), discarding the two highest and two lowest Daily Prices and averaging the remaining Daily Prices. Immediately prior to the Effective Time, there were 2,088,210 shares of Sandwich common stock issued and outstanding.

         The transactions were approved by the Board of Trustees and Corporators of the Company, the Board of Directors and stockholders of Sandwich, the Federal Deposit Insurance Corporation, the Federal Reserve Bank of Boston, the Massachusetts Board of Bank Incorporation and the Office of the Commissioner of Banks.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a) Financial Statements of Business Acquired.

         The following audited financial statements of Sandwich are incorporated herein by reference to Amendment No. 2 to the Company's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on September 15, 1998 (Registration No. 333-52889):

          -    Independent Auditors' Report

          -    Consolidated Balance Sheets as of December 31, 1997 and 1996


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          -    Consolidated Statements of Operations for the Years Ended
               December 31, 1997, 1996 and 1995

          - Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1997, 1996 and 1995

          - Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995

          -    Notes to Consolidated Financial Statements

The following unaudited, consolidated interim financial statements of Sandwich are incorporated herein by reference to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 filed by Sandwich with the Securities and Exchange Commission on November 13, 1998:

          -    Consolidated Balance Sheet as of September 30, 1998

          - Consolidated Statements of Operations for the Nine Months Ended September 30, 1998 and 1997

          - Consolidated Statements of Changes in Stockholders' Equity for the Nine Months Ended September 30, 1998 and 1997

          - Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1998 and 1997

          -    Notes to Consolidated Financial Statements.

         b)  Pro Forma Financial Information

         It is impracticable to file the required pro forma financial information at this time. The required pro forma financial information will be filed as soon as practical, but in no event later than February 17, 1999, as permitted by paragraph 2 of Item 7(b).

         c)  Exhibits

                2.1 Amended and Restated Affiliation and Merger Agreement dated as of March 23, 1998 by and among Seacoast Financial Services Corporation, Compass Bank for Savings, Sandwich Bancorp, Inc. and The Sandwich Co-operative Bank (incorporated by reference from the Registrant's Registration Statement on Form S-1, filed with the Commission on May 15, 1998 (Registration No. 333-52889, filed under Registrant's prior name, The 1855 Bancorp)).

                23.1  Consent of KPMG Peat Marwick LLP

                99.1  Press Release dated December 3, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SEACOAST FINANCIAL SERVICES CORPORATION


Date: December 17, 1998          By       /s/   Kevin G. Champagne
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                                          Kevin G. Champagne
                                          President and Chief Executive Officer